Exhibit 8.1

Serial No.	Name of company	Domicile of company	Footnote
Subsidiaries
1	Deutsche Bank Aktiengesellschaft	Frankfurt am Main
2	ABFS I Incorporated	Lutherville-Timonium
3	ABS MB Ltd.	Lutherville-Timonium
4	Alex. Brown Financial Services Incorporated	Lutherville-Timonium
5	Alex. Brown Investments Incorporated	Lutherville-Timonium
6	Alfred Herrhausen Gesellschaft mbH	Berlin
7	Ambidexter GmbH i.L.	Frankfurt
8	Argent Incorporated	Lutherville-Timonium
9	Bainpro Nominees Pty Ltd	Sydney
10	Baldur Mortgages Limited	London
11	Bankers Trust Investments Limited (in members' voluntary liquidation)	London
12	Bayan Delinquent Loan Recovery 1 (SPV-AMC), Inc.	Makati City
13	Betriebs-Center für Banken AG	Frankfurt
14	Better Financial Services GmbH	Berlin
15	Better Payment Germany GmbH	Berlin
16	BHW - Gesellschaft für Wohnungswirtschaft mbH	Hameln
17	BHW Bausparkasse Aktiengesellschaft	Hameln
18	BHW Holding GmbH	Hameln
19	Borfield Sociedad Anonima	Montevideo
20	Breaking Wave DB Limited	London
21	BT Globenet Nominees Limited	London
22	Cardales UK Limited (in members' voluntary liquidation)	London
23	Cardea Real Estate S.r.l.	Milan
24	Caribbean Resort Holdings, Inc.	New York	1
25	Cathay Advisory (Beijing) Co., Ltd.	Beijing
26	Cathay Asset Management Company Limited	Ebène
27	Cathay Capital Company (No 2) Limited	Ebène
28	Cedar (Luxembourg) S.à r.l.	Luxembourg
29	China Recovery Fund, LLC	Wilmington
30	Cinda - DB NPL Securitization Trust 2003-1	Wilmington	1
31	Consumo Srl in Liquidazione	Milan
32	D B Investments (GB) Limited	London
33	D&M Turnaround Partners Godo Kaisha	Tokyo
34	DB (Barbados) SRL	Christ Church
35	DB (Malaysia) Nominee (Asing) Sdn. Bhd.	Kuala Lumpur
36	DB (Malaysia) Nominee (Tempatan) Sendirian Berhad	Kuala Lumpur
37	DB Alex. Brown Holdings Incorporated	Wilmington
38	DB Aotearoa Investments Limited	George Town
39	DB Beteiligungs-Holding GmbH	Frankfurt
40	DB Boracay LLC	Wilmington
41	DB Capital Markets (Deutschland) GmbH	Frankfurt
42	DB Cartera de Inmuebles 1, S.A.U.	Madrid
43	DB Chestnut Holdings Limited	George Town
44	DB Corporate Advisory (Malaysia) Sdn. Bhd.	Kuala Lumpur
45	DB Delaware Holdings (Europe) Limited	George Town
46	DB Direkt GmbH	Frankfurt
47	DB Elara LLC	Wilmington
48	DB Energy Trading LLC	Wilmington
49	DB Equipment Leasing, Inc.	New York
50	DB Equity Limited	London
51	DB Finance (Delaware), LLC	Wilmington
52	DB Global Technology SRL	Bucharest
53	DB Global Technology, Inc.	Wilmington
54	DB Group Services (UK) Limited	London
55	DB Holdings (New York), Inc.	New York
56	DB HR Solutions GmbH	Eschborn
57	DB Immobilienfonds 5 Wieland KG i.L.	Frankfurt
58	DB Impact Investment Fund I, L.P.	Edinburgh	2
59	DB Industrial Holdings Beteiligungs GmbH & Co. KG	Luetzen	2
60	DB Industrial Holdings GmbH	Luetzen
61	DB Intermezzo LLC	Wilmington
62	DB International (Asia) Limited	Singapore
63	DB International Investments Limited	London
64	DB International Trust (Singapore) Limited	Singapore
65	DB Investment Managers, Inc.	Wilmington
66	DB Investment Partners Limited	London
67	DB Investment Partners, Inc.	Wilmington
68	DB Investment Resources (US) Corporation	Wilmington
69	DB Investment Resources Holdings Corp.	Wilmington
70	DB Investment Services GmbH	Frankfurt
71	DB Io LP	Wilmington	2
72	DB IROC Leasing Corp.	New York
73	DB London (Investor Services) Nominees Limited	London
74	DB Management Support GmbH	Frankfurt
75	DB Nominees (Hong Kong) Limited	Hong Kong
76	DB Nominees (Jersey) Limited	St. Helier
77	DB Nominees (Singapore) Pte Ltd	Singapore
78	DB Omega BTV S.C.S.	Luxembourg	2
79	DB Omega Holdings LLC	Wilmington
80	DB Omega Ltd.	George Town
81	DB Omega S.C.S.	Luxembourg	2
82	DB Operaciones y Servicios Interactivos Agrupación de Interés Económico	Madrid
83	DB Overseas Finance Delaware, Inc.	Wilmington
84	DB Overseas Holdings Limited	London
85	DB Print GmbH	Frankfurt
86	DB Private Clients Corp.	Wilmington
87	DB Private Wealth Mortgage Ltd.	New York
88	DB Re S.A.	Luxembourg
89	DB Service Centre Limited	Dublin
90	DB Service Uruguay S.A.	Montevideo
91	DB Services (Jersey) Limited	St. Helier
92	DB Services Americas, Inc.	Wilmington
93	DB Servizi Amministrativi S.r.l.	Milan
94	DB Strategic Advisors, Inc.	Makati City
95	DB Structured Derivative Products, LLC	Wilmington
96	DB Structured Products, Inc.	Wilmington
97	DB Trustee Services Limited	London
98	DB Trustees (Hong Kong) Limited	Hong Kong
99	DB U.S. Financial Markets Holding Corporation	Wilmington
100	DB UK Bank Limited	London
101	DB UK Holdings Limited	London
102	DB UK PCAM Holdings Limited	London
103	DB USA Core Corporation	West Trenton
104	DB USA Corporation	Wilmington
105	DB Valoren S.à r.l.	Luxembourg
106	DB Value S.à r.l.	Luxembourg
107	DB VersicherungsManager GmbH	Frankfurt
108	DB Vita S.A.	Luxembourg
109	DBAH Capital, LLC	Wilmington
110	DBCIBZ1	George Town
111	DBFIC, Inc.	Wilmington
112	DBNZ Overseas Investments (No.1) Limited	George Town
113	DBOI Global Services (UK) Limited	London
114	DBR Investments Co. Limited	George Town
115	DBRE Global Real Estate Management IB, Ltd.	George Town
116	DBRMS4	George Town	2, 3
117	DBRMSGP1	George Town	2, 3
118	DBUK PCAM Limited	London
119	DBUKH No. 2 Limited (in members' voluntary liquidation)	London	1
120	DBUSBZ1, LLC	Wilmington
121	DBUSBZ2, S.à r.l.	Luxembourg
122	DBX Advisors LLC	Wilmington
123	DEBEKO Immobilien GmbH & Co Grundbesitz OHG	Eschborn	2
124	DEE Deutsche Erneuerbare Energien GmbH	Frankfurt
125	DEUKONA Versicherungs-Vermittlungs-GmbH	Frankfurt
126	Deutsche (Aotearoa) Capital Holdings New Zealand	Auckland
127	Deutsche (Aotearoa) Foreign Investments New Zealand	Auckland
128	Deutsche (New Munster) Holdings New Zealand Limited	Auckland
129	Deutsche Access Investments Limited	Sydney
130	Deutsche Aeolia Power Production Société Anonyme	Athens
131	Deutsche Alternative Asset Management (UK) Limited	London
132	Deutsche Asia Pacific Holdings Pte Ltd	Singapore
133	Deutsche Asset Management (India) Private Limited	Mumbai
134	Deutsche Australia Limited	Sydney
135	Deutsche Bank (Cayman) Limited	George Town
136	Deutsche Bank (China) Co., Ltd.	Beijing
137	Deutsche Bank (Malaysia) Berhad	Kuala Lumpur
138	Deutsche Bank (Suisse) SA	Geneva
139	Deutsche Bank (Uruguay) Sociedad Anónima Institución Financiera Externa	Montevideo
140	DEUTSCHE BANK A.S.	Istanbul
141	Deutsche Bank Americas Holding Corp.	Wilmington
142	Deutsche Bank Europe GmbH	Frankfurt
143	Deutsche Bank Financial Company	George Town
144	Deutsche Bank Holdings, Inc.	Wilmington
145	Deutsche Bank Insurance Agency Incorporated	Wilmington
146	Deutsche Bank Luxembourg S.A.	Luxembourg
147	Deutsche Bank Mutui S.p.A.	Milan
148	Deutsche Bank México, S.A., Institución de Banca Múltiple	Mexico City
149	Deutsche Bank National Trust Company	Los Angeles
150	Deutsche Bank Polska Spólka Akcyjna	Warsaw
151	Deutsche Bank Representative Office Nigeria Limited	Lagos
152	Deutsche Bank S.A. - Banco Alemão	Sao Paulo
153	Deutsche Bank Securities Inc.	Wilmington
154	Deutsche Bank Securities Limited	Toronto
155	Deutsche Bank Società per Azioni	Milan
156	Deutsche Bank Trust Company Americas	New York
157	Deutsche Bank Trust Company Delaware	Wilmington
158	Deutsche Bank Trust Company, National Association	New York
159	Deutsche Bank Trust Corporation	New York
160	Deutsche Bank, Sociedad Anónima Española	Madrid
161	Deutsche Capital Finance (2000) Limited	George Town
162	Deutsche Capital Hong Kong Limited	Hong Kong
163	Deutsche Capital Markets Australia Limited	Sydney
164	Deutsche Capital Partners China Limited	Camana Bay
165	Deutsche Cayman Ltd.	Camana Bay
166	Deutsche CIB Centre Private Limited	Mumbai
167	Deutsche Custody N.V.	Amsterdam
168	Deutsche Domus New Zealand Limited	Auckland
169	Deutsche Equities India Private Limited	Mumbai
170	Deutsche Finance No. 2 Limited	George Town
171	Deutsche Foras New Zealand Limited	Auckland
172	Deutsche Gesellschaft für Immobilien-Leasing mit beschränkter Haftung	Duesseldorf
173	Deutsche Global Markets Limited	Tel Aviv
174	Deutsche Group Holdings (SA) Proprietary Limited	Johannesburg
175	Deutsche Group Services Pty Limited	Sydney
176	Deutsche Grundbesitz Beteiligungsgesellschaft mbH i.L.	Eschborn
177	Deutsche Grundbesitz-Anlagegesellschaft mit beschränkter Haftung	Frankfurt
178	Deutsche Holdings (BTI) Limited (in members' voluntary liquidation)	London
179	Deutsche Holdings (Grand Duchy)	Luxembourg
180	Deutsche Holdings (Luxembourg) S.à r.l.	Luxembourg
181	Deutsche Holdings Limited	London
182	Deutsche Holdings No. 2 Limited	London
183	Deutsche Holdings No. 3 Limited	London
184	Deutsche Holdings No. 4 Limited	London
185	Deutsche Immobilien Leasing GmbH	Duesseldorf
186	Deutsche India Holdings Private Limited	Mumbai
187	Deutsche India Private Limited	Mumbai
188	Deutsche International Corporate Services (Ireland) Limited	Dublin
189	Deutsche International Corporate Services Limited	St. Helier
190	Deutsche International Custodial Services Limited	St. Helier
191	Deutsche Investments (Netherlands) N.V.	Amsterdam
192	Deutsche Investments India Private Limited	Mumbai
193	Deutsche Investor Services Private Limited	Mumbai
194	Deutsche Knowledge Services Pte. Ltd.	Singapore
195	Deutsche Leasing New York Corp.	New York
196	Deutsche Mexico Holdings S.à r.l.	Luxembourg
197	Deutsche Morgan Grenfell Group Limited	London
198	Deutsche Mortgage & Asset Receiving Corporation	Wilmington
199	Deutsche Nederland N.V.	Amsterdam
200	Deutsche New Zealand Limited	Auckland
201	Deutsche Nominees Limited	London
202	Deutsche Oppenheim Family Office AG	Cologne
203	Deutsche Overseas Issuance New Zealand Limited	Auckland
204	Deutsche Postbank Finance Center Objekt GmbH	Schuettringen
205	Deutsche Private Asset Management Limited (in members' voluntary liquidation)	London
206	Deutsche Securities (India) Private Limited	New Delhi
207	Deutsche Securities (Proprietary) Limited	Johannesburg
208	Deutsche Securities (SA) (Proprietary) Limited	Johannesburg
209	Deutsche Securities Asia Limited	Hong Kong
210	Deutsche Securities Australia Limited	Sydney
211	Deutsche Securities Inc.	Tokyo
212	Deutsche Securities Israel Ltd.	Tel Aviv
213	Deutsche Securities Korea Co.	Seoul
214	Deutsche Securities Mauritius Limited	Ebène
215	Deutsche Securities Saudi Arabia (a closed joint stock company)	Riyadh
216	Deutsche Securities, S.A. de C.V., Casa de Bolsa	Mexico City
217	Deutsche Services (CI) Limited	St. Helier
218	Deutsche Services Polska Sp. z o.o.	Warsaw
219	Deutsche StiftungsTrust GmbH	Frankfurt
220	Deutsche Strategic Investment Holdings Yugen Kaisha	Tokyo
221	Deutsche Trustee Company Limited	London
222	Deutsche Trustee Services (India) Private Limited	Mumbai
223	Deutsche Trustees Malaysia Berhad	Kuala Lumpur
224	Deutsche Wealth Management S.G.I.I.C., S.A.	Madrid
225	Deutsches Institut für Altersvorsorge GmbH	Frankfurt
226	DI Deutsche Immobilien Treuhandgesellschaft mbH	Frankfurt
227	DISCA Beteiligungsgesellschaft mbH	Duesseldorf
228	Durian (Luxembourg) S.à r.l.	Luxembourg
229	DWS Alternatives France	Paris
230	DWS Alternatives Global Limited	London
231	DWS Alternatives GmbH	Frankfurt
232	DWS Asset Management (Korea) Company Limited	Seoul
233	DWS Beteiligungs GmbH	Frankfurt
234	DWS CH AG	Zurich
235	DWS Distributors, Inc.	Wilmington
236	DWS Far Eastern Investments Limited	Taipei
237	DWS Group GmbH & Co. KGaA	Frankfurt	2
238	DWS Group Services UK Limited	London
239	DWS Grundbesitz GmbH	Frankfurt
240	DWS International GmbH	Frankfurt
241	DWS Investment GmbH	Frankfurt
242	DWS Investment Management Americas, Inc.	Wilmington
243	DWS Investment S.A.	Luxembourg
244	DWS Investments Australia Limited	Sydney
245	DWS Investments Hong Kong Limited	Hong Kong
246	DWS Investments Japan Limited	Tokyo
247	DWS Investments Shanghai Limited	Shanghai
248	DWS Investments Singapore Limited	Singapore
249	DWS Investments UK Limited	London
250	DWS Management GmbH	Frankfurt
251	DWS Real Estate GmbH	Frankfurt
252	DWS Service Company	Wilmington
253	DWS Shanghai Private Equity Fund Management Limited	Shanghai
254	DWS Trust Company	Concord
255	DWS USA Corporation	Wilmington
256	EC EUROPA IMMOBILIEN FONDS NR. 3 GmbH & CO. KG i.I.	Hamburg
257	Elizabethan Holdings Limited	George Town
258	Elizabethan Management Limited	George Town
259	European Value Added I (Alternate G.P.) LLP	London
260	Fiduciaria Sant' Andrea S.r.l.	Milan
261	Finanzberatungsgesellschaft mbH der Deutschen Bank	Berlin
262	Franz Urbig- und Oscar Schlitter-Stiftung Gesellschaft mit beschränkter Haftung	Frankfurt
263	Fünfte SAB Treuhand und Verwaltung GmbH & Co. Suhl "Rimbachzentrum" KG	Bad Homburg
264	G Finance Holding Corp.	Wilmington
265	German American Capital Corporation	Lutherville-Timonium
266	Greenwood Properties Corp.	New York	1
267	Grundstücksgesellschaft Frankfurt Bockenheimer Landstraße GbR	Troisdorf	2
268	Grundstücksgesellschaft Kerpen-Sindorf Vogelrutherfeld GbR	Troisdorf	1, 2
269	Grundstücksgesellschaft Köln Oppenheimstraße GbR	Troisdorf	2
270	Grundstücksgesellschaft Wiesbaden Luisenstraße/Kirchgasse GbR	Troisdorf	2
271	Immobilienfonds Büro-Center Erfurt am Flughafen Bindersleben I GbR	Troisdorf	2
272	Immobilienfonds Büro-Center Erfurt am Flughafen Bindersleben II GbR	Troisdorf	2
273	Immobilienfonds Wohn- und Geschäftshaus Köln-Blumenberg V GbR	Troisdorf	2
274	ISTRON Beteiligungs- und Verwaltungs-GmbH	Cologne
275	IVAF I Manager, S.à r.l.	Luxembourg
276	J R Nominees (Pty) Ltd	Johannesburg
277	Joint Stock Company Deutsche Bank DBU	Kiev
278	Jyogashima Godo Kaisha	Tokyo
279	KEBA Gesellschaft für interne Services mbH	Frankfurt
280	Kidson Pte Ltd	Singapore
281	Konsul Inkasso GmbH	Essen
282	LA Water Holdings Limited	George Town
283	LAWL Pte. Ltd.	Singapore
284	Leasing Verwaltungsgesellschaft Waltersdorf mbH	Schoenefeld
285	Leonardo III Initial GP Limited	London
286	Maher Terminals Holdings (Toronto) Limited	Vancouver
287	MEF I Manager, S. à r.l.	Luxembourg
288	MIT Holdings, Inc.	Baltimore
289	MortgageIT Securities Corp.	Wilmington
290	MortgageIT, Inc.	New York
291	norisbank GmbH	Bonn
292	OOO "Deutsche Bank TechCentre"	Moscow
293	OOO "Deutsche Bank"	Moscow
294	OPB Verwaltungs- und Treuhand GmbH	Cologne
295	OPB-Oktava GmbH	Cologne
296	OPB-Quarta GmbH	Cologne
297	OPPENHEIM Capital Advisory GmbH	Cologne
298	OPPENHEIM PRIVATE EQUITY Manager GmbH	Cologne
299	OPPENHEIM PRIVATE EQUITY Verwaltungsgesellschaft mbH	Cologne
300	PADUS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
301	Pan Australian Nominees Pty Ltd	Sydney
302	PB Factoring GmbH	Bonn
303	PB Spezial-Investmentaktiengesellschaft mit Teilgesellschaftsvermögen	Bonn
304	PCC Services GmbH der Deutschen Bank	Essen
305	Plantation Bay, Inc.	St. Thomas
306	Postbank Akademie und Service GmbH	Hameln
307	Postbank Beteiligungen GmbH	Bonn
308	Postbank Direkt GmbH	Bonn
309	Postbank Filialvertrieb AG	Bonn
310	Postbank Finanzberatung AG	Hameln
311	Postbank Immobilien GmbH	Hameln
312	Postbank Leasing GmbH	Bonn
313	PT Deutsche Sekuritas Indonesia	Jakarta
314	R.B.M. Nominees Pty Ltd	Sydney
315	RoPro U.S. Holding, Inc.	Wilmington
316	Route 28 Receivables, LLC	Wilmington
317	RREEF America L.L.C.	Wilmington
318	RREEF China REIT Management Limited	Hong Kong
319	RREEF European Value Added I (G.P.) Limited	London
320	RREEF Fund Holding Co.	George Town
321	RREEF India Advisors Private Limited	Mumbai
322	RREEF Management L.L.C.	Wilmington
323	SAB Real Estate Verwaltungs GmbH	Hameln
324	SAGITA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
325	Sal. Oppenheim jr. & Cie. Beteiligungs GmbH	Cologne
326	SAPIO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
327	Sharps SP I LLC	Wilmington
328	Stelvio Immobiliare S.r.l.	Bolzano
329	Süddeutsche Vermögensverwaltung Gesellschaft mit beschränkter Haftung	Frankfurt
330	TELO Beteiligungsgesellschaft mbH	Schoenefeld
331	Tempurrite Leasing Limited	London
332	Thai Asset Enforcement and Recovery Asset Management Company Limited	Bangkok
333	Treuinvest Service GmbH	Frankfurt
334	Triplereason Limited	London
335	VÖB-ZVD Processing GmbH	Bonn
336	Wealthspur Investment Ltd.	Labuan
337	WEPLA Beteiligungsgesellschaft mbH	Frankfurt
338	World Trading (Delaware) Inc.	Wilmington
339	Alguer Inversiones Designated Activity Company	Dublin
340	Alixville Invest, S.L.	Madrid
341	Altersvorsorge Fonds Hamburg Alter Wall Dr. Juncker KG	Frankfurt
342	Amber Investments S.à r.l.	Luxembourg
343	Asset Repackaging Trust Five B.V.	Amsterdam	4
344	Atena SPV S.r.l. in liquidazione	Conegliano
345	Atlas Investment Company 1 S.à r.l.	Luxembourg
346	Atlas Investment Company 2 S.à r.l.	Luxembourg
347	Atlas Investment Company 3 S.à r.l.	Luxembourg
348	Atlas Investment Company 4 S.à r.l.	Luxembourg
349	Atlas Portfolio Select SPC	George Town
350	Atlas SICAV - FIS	Luxembourg	4
351	Australian Secured Personal Loans Trust	Melbourne
352	Axia Insurance, Ltd.	Hamilton	4
353	Carpathian Investments Designated Activity Company	Dublin
354	Cathay Capital (Labuan) Company Limited	Labuan
355	Cathay Capital Company Limited	Ebène
356	Cathay Strategic Investment Company Limited	Hong Kong
357	Cathay Strategic Investment Company No. 2 Limited	George Town
358	Cayman Reference Fund Holdings Limited	George Town
359	Ceto S.à r.l.	Luxembourg
360	Charitable Luxembourg Four S.à r.l.	Luxembourg
361	Charitable Luxembourg Three S.à r.l.	Luxembourg
362	Charitable Luxembourg Two S.à r.l.	Luxembourg
363	City Leasing (Thameside) Limited	London
364	City Leasing Limited	London
365	CLASS Limited	St. Helier	4
366	Collins Capital Low Volatility Performance II Special Investments, Ltd.	Road Town
367	Crofton Invest, S.L.	Madrid
368	Danube Properties S.à r.l., en faillite	Luxembourg
369	Dariconic Designated Activity Company	Dublin
370	DB Asset Finance I S.à r.l.	Luxembourg
371	DB Asset Finance II S.à r.l.	Luxembourg
372	DB Aster II, LLC	Wilmington
373	DB Aster III, LLC	Wilmington
374	DB Aster, Inc.	Wilmington
375	DB Aster, LLC	Wilmington
376	DB Covered Bond S.r.l.	Conegliano
377	DB Credit Investments S.à r.l.	Luxembourg
378	DB Finance International GmbH	Frankfurt
379	DB Holding Fundo de Investimento Multimercado Investimento no Exterior Crédito Privado	Sao Paulo
380	DB Immobilienfonds 1 Wieland KG	Frankfurt
381	DB Immobilienfonds 2 KG i.L.	Frankfurt
382	DB Impact Investment (GP) Limited	London
383	DB Litigation Fee LLC	Wilmington
384	DB Municipal Holdings LLC	Wilmington
385	db PBC	Luxembourg	4
386	DB RC Holdings, LLC	Wilmington
387	DB SPEARs/LIFERs, Series DB-8074 Trust	Wilmington
388	DB SPEARs/LIFERs, Series DB-8075 Trust	Wilmington
389	DB SPEARs/LIFERs, Series DB-8076 Trust	Wilmington
390	DB SPEARs/LIFERs, Series DB-8077 Trust	Wilmington
391	DB SPEARs/LIFERs, Series DB-8080 Trust	Wilmington
392	DB SPEARs/LIFERs, Series DBE-8052 Trust	Wilmington
393	DB SPEARs/LIFERs, Series DBE-8054 Trust	Wilmington
394	DB SPEARs/LIFERs, Series DBE-8055 Trust	Wilmington
395	DB SPEARs/LIFERs, Series DBE-8056 Trust	Wilmington
396	DB SPEARs/LIFERs, Series DBE-8057 Trust	Wilmington
397	DB SPEARs/LIFERs, Series DBE-8059 Trust	Wilmington
398	DB SPEARs/LIFERs, Series DBE-8060 Trust	Wilmington
399	DB SPEARs/LIFERs, Series DBE-8061 Trust	Wilmington
400	DB SPEARs/LIFERs, Series DBE-8062 Trust	Wilmington
401	DB SPEARs/LIFERs, Series DBE-8063 Trust	Wilmington
402	DB SPEARs/LIFERs, Series DBE-8064 Trust	Wilmington
403	DB SPEARs/LIFERs, Series DBE-8065 Trust	Wilmington
404	DB SPEARs/LIFERs, Series DBE-8066 Trust	Wilmington
405	DB SPEARs/LIFERs, Series DBE-8067 Trust	Wilmington
406	DB SPEARs/LIFERs, Series DBE-8068 Trust	Wilmington
407	DB SPEARs/LIFERs, Series DBE-8069 Trust	Wilmington
408	DB SPEARs/LIFERs, Series DBE-8070 Trust	Wilmington
409	DB SPEARs/LIFERs, Series DBE-8071 Trust	Wilmington
410	DB SPEARs/LIFERs, Series DBE-8073 Trust	Wilmington
411	DB SPEARs/LIFERs, Series DBE-8081 Trust	Wilmington
412	DB SPEARs/LIFERs, Series DBE-8082 Trust	Wilmington
413	DB SPEARs/LIFERs, Series DBE-8083 Trust	Wilmington
414	DB SPEARs/LIFERs, Series DBE-8084 Trust	Wilmington
415	DB SPEARs/LIFERs, Series DBE-8901 Trust	Wilmington
416	DB Structured Holdings Luxembourg S.à r.l.	Luxembourg
417	DBRE Global Real Estate Management US IB, L.L.C.	Wilmington
418	DBX ETF Trust	Wilmington	4
419	De Heng Asset Management Company Limited	Beijing
420	Deloraine Spain, S.L.	Madrid
421	Deutsche Bank Luxembourg S.A. - Fiduciary Deposits	Luxembourg	4
422	Deutsche Bank Luxembourg S.A. - Fiduciary Note Programme	Luxembourg	4
423	Deutsche Bank SPEARs/LIFERs, Series DBE-8011 Trust	Wilmington
424	Deutsche Colombia S.A.S.	Bogotá
425	Deutsche Postbank Funding LLC I	Wilmington
426	Deutsche Postbank Funding LLC II	Wilmington
427	Deutsche Postbank Funding LLC III	Wilmington
428	Deutsche Postbank Funding Trust I	Wilmington	1
429	Deutsche Postbank Funding Trust II	Wilmington
430	Deutsche Postbank Funding Trust III	Wilmington	1
431	DWS Access S.A.	Luxembourg	4
432	DWS Alternatives (IE) ICAV	Dublin
433	DWS Funds	Luxembourg	4
434	DWS Garant	Luxembourg	4
435	DWS Invest (IE) ICAV	Dublin
436	DWS Noor Islamic Funds Public Limited Company (in liquidation)	Dublin
437	DWS Zeitwert Protect	Luxembourg
438	DWS-Fonds Treasury Liquidity (EUR)	Frankfurt
439	Dynamic Infrastructure Securities Fund LP	Wilmington
440	Earls Four Limited	George Town	4
441	EARLS Trading Limited	George Town
442	Einkaufszentrum "HVD Dresden" S.à.r.l & Co. KG i.I.	Cologne
443	Eirles Three Designated Activity Company	Dublin	4
444	Eirles Two Designated Activity Company	Dublin	4
445	Emerald Asset Repackaging Designated Activity Company	Dublin
446	Emerging Markets Capital Protected Investments Limited	George Town	4
447	Emeris	George Town
448	Encina Property Finance Designated Activity Company	Dublin
449	Epicuro SPV S.r.l.	Conegliano
450	Erste Frankfurter Hoist GmbH	Frankfurt
451	Fondo Privado de Titulizacion Activos Reales 1 B.V.	Amsterdam
452	Fondo Privado de Titulización PYMES I Designated Activity Company	Dublin
453	Freddie Mac Class A Taxable Multifamily M Certificates Series M-037	McLean
454	Freddie Mac Class A Taxable Multifamily M Certificates Series M-039	McLean
455	Freddie Mac Class A Taxable Multifamily M Certificates Series M-040	McLean
456	Freddie Mac Class A Taxable Multifamily M Certificates Series M-041	McLean
457	Freddie Mac Class A Taxable Multifamily M Certificates Series M-043	McLean
458	Freddie Mac Class A Taxable Multifamily M Certificates Series M-044	McLean
459	Freddie Mac Class A Taxable Multifamily M Certificates Series M-047	McLean
460	G.O. IB-US Management, L.L.C.	Wilmington
461	GAC-HEL, Inc.	Wilmington
462	Galene S.à r.l.	Luxembourg
463	Gladyr Spain, S.L.	Madrid
464	Global Opportunities Co-Investment Feeder, LLC	Wilmington
465	Global Opportunities Co-Investment, LLC	George Town
466	Groton Invest, S.L.	Madrid
467	GWC-GAC Corp.	Wilmington
468	Hamildak Designated Activity Company	Dublin
469	Havbell Designated Activity Company	Dublin
470	Histria Inversiones Designated Activity Company	Dublin
471	Iberia Inversiones Designated Activity Company (in liquidation)	Dublin
472	Iberia Inversiones II Designated Activity Company	Dublin
473	Infrastructure Debt Fund S.C.Sp. SICAV-RAIF	Luxembourg
474	Infrastructure Holdings (Cayman) SPC	George Town
475	Inn Properties S.à r.l., en faillite	Luxembourg
476	Investor Solutions Limited	St. Helier	4
477	Isar Properties S.à r.l., en faillite	Luxembourg
478	IVAF (Jersey) Limited	St. Helier
479	Kelona Invest, S.L.	Madrid
480	Kelsey Street LLC	Wilmington
481	KH Kitty Hall Holdings Limited	Galway
482	Kratus Inversiones Designated Activity Company	Dublin
483	Ledyard, S.L.	Madrid
484	87 Leonard Development LLC	Wilmington
485	Leonardo Charitable 1 Limited	George Town
486	Lerma Investments 2018, Sociedad Limitada	Madrid
487	Life Mortgage S.r.l.	Conegliano
488	Lindsell Finance Limited	St. Julian's
489	Lockwood Invest, S.L.	Madrid
490	London Industrial Leasing Limited	London
491	Lunashadow Limited	Dublin
492	2755 LVB I LLC	Wilmington
493	Malabo Holdings Designated Activity Company	Dublin
494	Merlin XI	George Town
495	Meseta Inversiones Designated Activity Company	Dublin
496	Micro-E Finance S.r.l. in liquidazione	Rome
497	Motion Picture Productions One GmbH & Co. KG	Frankfurt	2
498	MPP Beteiligungsgesellschaft mbH	Frankfurt
499	Navegator - SGFTC, S.A.	Lisbon
500	NCW Holding Inc.	Vancouver
501	New 87 Leonard, LLC	Wilmington
502	Oasis Securitisation S.r.l.	Conegliano	1
503	Oder Properties S.à r.l., en faillite	Luxembourg
504	OPAL, en liquidation volontaire	Luxembourg	4
505	Opus Niestandaryzowany Sekurytyzacyjny Fundusz Inwestycyjny Zamkniety	Warsaw
506	OTTAM Mexican Capital Trust Designated Activity Company	Dublin	4
507	Palladium Global Investments S.A.	Luxembourg	4
508	Palladium Securities 1 S.A.	Luxembourg	4
509	PanAsia Funds Investments Ltd.	George Town	4
510	PARTS Funding, LLC	Wilmington
511	PEIF II SLP Feeder, L.P.	Edinburgh
512	PEIF III SLP Feeder GP, S.à r.l.	Senningerberg
513	PEIF III SLP Feeder, SCSp	Senningerberg	2
514	Peruda Leasing Limited	London
515	PERUS 1 S.à r.l., en liquidation volontaire	Luxembourg
516	PES Carry and Employee Co-Investment Feeder SCSp	Luxembourg
517	PES Carry and Employee Co-Investment GP S.à r.l.	Luxembourg
518	Philippine Opportunities for Growth and Income (SPV-AMC), INC.	Makati City
519	Property Debt Fund S.C.Sp. SICAV-RAIF	Luxembourg
520	QR Tower 2, LLC	Wilmington
521	Quartz No. 1 S.A.	Luxembourg
522	Radical Properties Unlimited Company	Dublin
523	Reference Capital Investments Limited (in members' voluntary liquidation)	London
524	REO Properties Corporation II	Wilmington	1
525	Residential Mortgage Funding Trust	Toronto
526	Rhine Properties S.à r.l., en faillite	Luxembourg
527	Riviera Real Estate	Paris
528	ROCKY 2021-1 SPV S.r.l.	Conegliano
529	Romareda Holdings Designated Activity Company	Dublin
530	RREEF DCH, L.L.C.	Wilmington
531	Samburg Invest, S.L.	Madrid
532	Sanne Trust Company Limited Japan (Trust Account Project Narita 7303)	Tokyo
533	SCB Alpspitze UG (haftungsbeschränkt)	Frankfurt
534	Seaconview Designated Activity Company	Dublin
535	Singer Island Tower Suite LLC	Wilmington
536	SOLIDO Grundstücks-Vermietungsgesellschaft mbH i.L.	Duesseldorf
537	Somkid Immobiliare S.r.l.	Conegliano
538	SP Mortgage Trust	Wilmington
539	SPV I Sociedad Anónima Cerrada	Lima
540	SPV II Sociedad Anónima Cerrada	Lima
541	Style City Limited	Dublin
542	Swabia 1 Designated Activity Company	Dublin
543	Swabia 1. Vermögensbesitz-GmbH	Frankfurt
544	Tagus - Sociedade de Titularização de Creditos, S.A.	Lisbon
545	Tasman NZ Residential Mortgage Trust	Auckland
546	Tender Option Bond Series 2019-BAML3502AB Trust	Wilmington
547	Tender Option Bond Series 2019-BAML3503AB Trust	Wilmington
548	Trave Properties S.à r.l., en faillite	Luxembourg
549	TRS Aria LLC	Wilmington
550	TRS Leda LLC	Wilmington
551	TRS Oak II LTD	George Town
552	TRS Scorpio LLC	Wilmington
553	TRS SVCO LLC	Wilmington
554	TRS Venor LLC	Wilmington
555	VCJ Lease S.à r.l.	Luxembourg
556	Vermögensfondmandat Flexible (80% teilgeschützt)	Luxembourg
557	Waltzfire Limited	Dublin
558	Wedverville Spain, S.L.	Madrid
559	Wendelstein 2017-1 UG (haftungsbeschränkt)	Frankfurt
560	5353 WHMR LLC	Wilmington
561	Xtrackers (IE) Public Limited Company	Dublin	4
562	Xtrackers ETC Public Limited Company	Dublin
563	Zumirez Drive LLC	Wilmington

Serial No.	Footnotes - English
1	Controlled.
2	Status as shareholder with unlimited liability pursuant to Section 313 (2) Number 6 HGB.
3	General Partnership.
4	Only specified assets and related liabilities (silos) of this entity were consolidated.